UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2003

Commission file number 1-5064

Jostens, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0343440
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5501 Norman Center Drive, Minneapolis, Minnesota	55437
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (952) 830-3300

Item 9.    Regulation FD Disclosure

Reference is made to the Registrant’s Press Release, dated May 8, 2003, which is included herewith as Exhibit 99.1. The attached Exhibit is furnished pursuant to Item 12 on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOSTENS, INC.

Date: May 8, 2003	/s/ Robert C. Buhrmaster

Robert C. Buhrmaster
Chairman of the Board
and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by Jostens on May 8, 2003.